CONSULTING AGREEMENT


This Consulting Agreement (the "Agreement"), effective as of May _ _, 2004 is entered into by and between TECHNOLOGY ACQUISITION CORPORATION, a Nevada corporation (herein referred to as the "Company"), and LIVIAKIS FINANCIAL COMMUNICATIONS, INC., a California corporation (herein referred to as the "Consultant"). This agreement supercedes any prior oral or written agreements between the parties hereto.

                                    RECITALS

WHEREAS, Company is a public company seeking to acquire an operating company, and;

WHEREAS, Company desires to engage the services of Consultant to represent the company in investors' communications and public relations with existing and prospective shareholders, brokers, dealers and other investment professionals as to the Company's current and proposed activities, and to consult with management concerning such Company activities;

NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1) Term of Consultancy. Company hereby agrees to retain the Consultant to act in a consulting capacity to the Company, and the Consultant hereby agrees to provide services to the Company commencing from the date that this contract is effective and ending twelve (12) months after the date upon which Company has completed its merger with an operating company.

2) Duties of Consultant. The Consultant agrees that it will generally provide the following specified consulting services:

      a) Assist the Company in raising capital through introductions (it is understood LFC is not an "investment banking" firm);

      b) Consult and assist the Company in developing and implementing appropriate plans and means for presenting the Company and its business plans, strategy and personnel to the financial community, establishing an image for the Company in the financial community, and creating the foundation for subsequent financial public relations efforts;

      c)    Introduce the Company to the financial community;

      d) With the cooperation of the Company, maintain an awareness during the term of this Agreement of the Company's plans, strategy and personnel, as they may evolve during such period, and consult and assist the Company in communicating appropriate information regarding such plans, strategy and personnel to the financial community;

      e) Assist and consult the Company with respect to its (i) relations with stockholders, (ii) relations with brokers, dealers, analysts and other investment professionals, and (iii) financial public relations generally;

      f) Perform the functions generally assigned to stockholder relations and public relations departments in major corporations, including responding to telephone and written inquiries (which may be referred to the Consultant by the Company); preparing press releases for the Company with the Company's involvement and approval of press releases, reports and other communications with or to shareholders, the investment community and the general public; consulting with respect to the timing, form, distribution and other matters related to such releases, reports and communications; and, at the Company's request and subject to the Company's securing its own rights to the use of its names, marks, and logos, consulting with respect to


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            corporate symbols, logos, names, the presentation of such symbols, logos and names, and other matters relating to corporate image;

      g) Upon the Company's direction and approval, disseminate information regarding the Company to shareholders, brokers, dealers, other investment community professionals and the general investing public;

      h) Upon the Company's approval, conduct meetings, in person or by telephone, with brokers, dealers, analysts and other investment professionals to communicate with them regarding the Company's plans, goals and activities, and assist the Company in preparing for press conferences and other forums involving the media, investment professionals and the general investment public;

      i) At the Company's request, review business plans, strategies, mission statements budgets, proposed transactions and other plans for the purpose of advising the Company of the public relations implications thereof; and,

      j) Otherwise perform as the Company's consultant for public relations and relations with financial professionals.

      k) Manage and coordinate the efforts of certain adjunct investor relations and public relations professionals who may be subcontracted for future services.

3) Allocation of Time and Energies. The Consultant hereby promises to perform and discharge faithfully the responsibilities which may be assigned to the Consultant from time to time by the officers and duly authorized representatives of the Company in connection with the conduct of its financial and public relations and communications activities, so long as such activities are in compliance with applicable securities laws and regulations. Consultant and staff shall diligently and thoroughly provide the consulting services required hereunder. Although no specific hours-per-day requirement will be required, Consultant and the Company agree that Consultant will perform the duties set forth herein above in a diligent and professional manner. It is explicitly understood that Consultant's performance of its duties hereunder will in no way be measured by the price of the Company's common stock, nor the trading volume of the Company's common stock. It is also understood that the Company is entering into this Agreement with Liviakis Financial Communications, Inc. ("LFC"), a corporation, and not any individual member of LFC, as such. Consultant will not be deemed to have breached this Agreement if any member, officer or director of LFC leaves the firm or dies or becomes physically unable to perform any meaningful activities during the term of the Agreement, provided the Consultant otherwise performs its obligations under this Agreement.

4) Remuneration. As full and complete compensation for services described in this Agreement, the Company shall compensate LFC as follows:

      a) For undertaking this engagement and for performance of the services described above for a period of at least twelve months, the Company acknowledges that Consultant shall be issued 400,000 shares of Company, with a par value of $0.001 per share and a current value of $0.04 per share. The Company understands and agrees that Consultant has foregone significant opportunities to accept this engagement and that the Company derives substantial benefit from the execution of this Agreement and the ability to announce its relationship with Consultant. The shares of Common Stock, therefore, constitute payment for Consultant's agreement to consult to the Company and are a nonrefundable, non-apportionable, and non-ratable retainer; such shares of common stock are not a prepayment for future services. If and in the event the Company is acquired during the term of this agreement, it is agreed and understood Consultant will not be requested or demanded by the Company to return any of the shares of Common stock paid to it hereunder. It is further agreed that if at any time during the term of this agreement, the Company or substantially all of the Company's assets are merged with or acquired by another entity, or some other change occurs in the legal entity that constitutes the Company that results in a change in control of substantially all of the Companies shares or assets, the Consultant shall retain and will not be requested by the Company to return any of the shares. Consultant agrees that it will not sell or


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            transfer during the term of this Agreement any of the Company stock issued to Consultant. b) 100,000 of Consultants' 400,000 shares described above shall vest in 4 equal quarterly increments on the first day of each new financial quarter beginning with the first whole quarter after which the Company has successfully closed a merger with an operating company. In the event Consultant significantly fails to perform its general duties during the contract period, Consultant will agree to return shares prorata for the remaining period.

      c) Additional shares or warrants shall be provided through LFC for investor relations services which will be allocated to Michael Bays (shares), Michael Bernhardt ( shares), and Linda _____ ( shares). All restrictions, requirements, indemnification, and other provisions included in this contract shall be applicable to these additional shares.

      d) With each transfer of shares of Common Stock to be issued pursuant to this Agreement (collectively, the "Shares"), Company shall cause to be issued a certificate representing the Common Stock and a written opinion of counsel for the Company stating that said shares are validly issued, fully paid and non-assessable and that the issuance and eventual transfer of them to Consultant has been duly authorized by the Company. Company warrants that all Shares issued to Consultant pursuant to this Agreement shall have been validly issued, fully paid and non-assessable and that the issuance and any transfer of the shares to Consultant shall have been duly authorized by the Company's board of directors.

      e) Consultant acknowledges that the shares of Common Stock to be issued pursuant to this Agreement (collectively, the "Shares") have not been registered under the Securities Act of 1933, and accordingly are "restricted securities" within the meaning of Rule 144 of the Act. As such, the Shares may not be resold or transferred unless the Company has received an opinion of counsel reasonably satisfactory to the Company that such resale or transfer is exempt from the registration requirements of that Act.

      f) In connection with the acquisition of Shares hereunder, the Consultant represents and warrants to the Company, to the best of its/his knowledge, as follows:

            i) Consultant acknowledges that the Consultant has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning an investment in the Shares, and any additional information which the Consultant has requested.

            ii) Consultant's investment in restricted securities is reasonable in relation to the Consultant's net worth, which is in excess of ten (10) times the Consultant's cost basis in the Shares. Consultant has had experience in investments in restricted and publicly traded securities, and Consultant has had experience in investments in speculative securities and other investments which involve the risk of loss of investment. Consultant acknowledges that an investment in the Shares is speculative and involves the risk of loss. Consultant has the requisite knowledge to assess the relative merits of this investment without the necessity of relying upon other advisors, and Consultant can afford the risk of loss of his entire investment in the Shares. Consultant is (i) an accredited investor, as that term is defined in Regulation D promulgated under the Securities Act of 1933, and (ii) a purchaser described in Section 25102 (f) (2) of the California Corporate Securities Law of 1968, as amended.

            iii) Consultant is acquiring the Shares for the Consultant's own account for long-term investment and not with a view toward resale or distribution thereof except in accordance with applicable securities laws.


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5)    Non-Assignability of Services. Consultant's services under this contract are offered to Company only and may not be assigned by Company to ant entity with which Company merges or which acquires the Company or substantially all of its assets. In the event of such merger or acquisition, all compensation to Consultant herein under the schedules set forth herein shall remain due and payable, and any compensation received by the Consultant may be retained in the entirety by Consultant, all without any reduction or pro-rating and shall be considered and remain fully paid and non-assessable. Notwithstanding the non-assignability of Consultant's services, Company shall assure that in the event of any merger, acquisition, or similar change of form of entity, that its successor entity shall agree to complete all obligations to Consultant, including the provision and transfer of all compensation herein, and the preservation of the value thereof consistent with the rights granted to Consultant by the Company herein, and to Shareholders.

6) Expenses. Consultant agrees to pay for all its expenses (phone, mailing, labor, etc.), other than extraordinary items (travel required by/or specifically requested by the Company, luncheons or dinners to large groups of investment professionals, mass faxing to a sizable percentage of the Company's constituents, investor conference calls, print advertisements in publications, etc.) approved by the Company prior to its incurring an obligation for reimbursement.

7) Indemnification. The Company warrants and represents that all oral communications, written documents or materials furnished to Consultant by the Company with respect to financial affairs, operations, profitability and strategic planning of the Company are accurate and Consultant may rely upon the accuracy thereof without independent investigation. The Company will protect, indemnify and hold harmless Consultant against any claims or litigation including any damages, liability, cost and reasonable attorney's fees as incurred with respect thereto resulting from Consultant's communication or dissemination of any said information, documents or materials excluding any such claims or litigation resulting from Consultant's communication or dissemination of information not provided or authorized by the Company.

8) Representations. Consultant represents that it is not required to maintain any licenses and registrations under federal or any state regulations necessary to perform the services set forth herein. Consultant acknowledges that, to the best of its knowledge, the performance of the services set forth under this Agreement will not violate any rule or provision of any regulatory agency having jurisdiction over Consultant. Consultant acknowledges that, to the best of its knowledge, Consultant and its officers and directors are not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws. Consultant further acknowledges that it is not a securities Broker Dealer or a registered investment advisor. Company acknowledges that, to the best of its knowledge, that it has not violated any rule or provision of any regulatory agency having jurisdiction over the Company. Company acknowledges that, to the best of its knowledge, Company is not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws.

9) Legal Representation. The Company acknowledges that it has been represented by independent legal counsel in the preparation of this Agreement. Consultant represents that it has consulted with independent legal counsel and/or tax, financial and business advisors, to the extent the Consultant deemed necessary.

10) Status as Independent Contractor. Consultant's engagement pursuant to this Agreement shall be as independent contractor, and not as an employee, officer or other agent of the Company. Neither party to this Agreement shall represent or hold itself out to be the employer or employee of the other. Consultant further acknowledges the consideration provided hereinabove is a gross amount of consideration and that the Company will not withhold from such consideration any amounts as to income taxes, social security payments or any other payroll taxes. All such income taxes and other such payment shall be made or provided for by Consultant and the Company shall have no responsibility or duties regarding such matters.


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      Neither the Company nor the Consultant possesses the authority to bind each other in any agreements without the express written consent of the entity to be bound.

11) Attorney's Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with or related to this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs in connection with that action or proceeding, in addition to any other relief to which it or they may be entitled.

12) Waiver. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

13) Choice of Law, Jurisdiction and Venue. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of California. The parties agree that San Francisco County, California will be the venue of any dispute and will have jurisdiction over all parties.

14) Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the alleged breach thereof, or relating to Consultant's activities or remuneration under this Agreement, shall be settled by binding arbitration in California, in accordance with the applicable rules of JAMS Endispute, San Francisco, California, and judgment on the award rendered by the arbitrator(s) shall be binding on the parties and may be entered in any court having jurisdiction as provided by Paragraph 14 herein. The provisions of Title 9 of Part 3 of the California Code of Civil Procedure, including section 1283.05, and successor statutes, permitting expanded discovery proceedings shall be applicable to all disputes that are arbitrated under this paragraph.

15) Complete Agreement. This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement and its terms may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.


AGREED TO:


"COMPANY"                    TECHNOLOGY ACQUISITION CORPORATION


Date:                        By:
    ------------------          ------------------------------------


"CONSULTANT"                 LIVIAKIS FINANCIAL COMMUNICATIONS, INC.


Date:                        By:
    ------------------          ------------------------------------
                                     John Liviakis, President


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